Steben Managed Futures Strategy Fund

Supplement dated June 28, 2019

to the Prospectus dated July 30, 2018

Steben & Company, Inc., the investment manager to the Steben Managed Futures Strategy Fund, has modified the membership of its Investment Committee. Accordingly, the following sections of the Prospectus are modified as follows.

The “Portfolio Managers of Investment Adviser” table on page 7 of the Prospectus is restated as follows:

Portfolio Managers of Investment Adviser

Kenneth E. Steben Investment Committee Member	Since Fund Inception (2014)
John Dolfin Investment Committee Member	Since Fund Inception (2014)
Carl Serger Investment Committee Member	Since 2019

The “Investment Adviser” section on pages 17-18 of the Prospectus are restated in part as follows:

Investment Adviser | Steben & Company, Inc. (Steben or Adviser) serves as the Fund’s investment adviser. Steben is registered as an investment adviser under the Advisers Act and has its principal offices at 9711 Washingtonian Blvd, Suite 400, Gaithersburg, Maryland 20878. Steben also is registered with the CFTC as a commodity pool operator and swap firm and is a member of the National Futures Association as well as registered with the SEC as a broker-dealer and is a member of FINRA. Steben provides investment advisory services for public and private commodity pools and registered and unregistered investment companies.

Steben’s Investment Committee members responsible for the management, selection and oversight of the Fund are experienced and educated investment professionals with a long performance record in alternative investments. They have identified, evaluated, structured, managed and monitored billions of dollars in a range of alternative investments and maintain a strong network within the alternative investment community as a result of their experience. Steben and its personnel maintain relationships with a large number of managers. Steben believes that, among other things, as a result of these contacts the Fund should have access to a large number of Trading Advisors from which to select. The Investment Committee is comprised of Kenneth E. Steben, John Dolfin and Carl Serger. Mr. Dolfin has the primary investment responsibility for the Fund. Steben’s investment professionals will devote such time to the ongoing operations of the Fund as they deem appropriate in order to implement and monitor their investment program.

The Steben personnel who have primary responsibility for management of the Fund are:

Kenneth E. Steben is the President and Chief Executive Officer of Steben. Mr. Steben received his Bachelor’s Degree in Interdisciplinary Studies, with a concentration in Accounting in 1979 from Maharishi University of Management. Mr. Steben became a licensed stock and bond broker and a financial adviser in 1981. He holds his Series 3, 5, 7, 24, 63 and 65 FINRA licenses, and has been a CFTC listed Principal and registered as an Associated Person of Steben & Company since March 15, 1989.

John Dolfin is Chief Investment Officer at Steben & Company. Mr. Dolfin earned a Bachelor’s degree in Philosophy, Politics and Economics from Oxford University in 1993, and a Masters in Economics from Yale University in 1996. Previously, he served as Director and Head of Macro and CTA Strategies at Merrill Lynch Wealth Management, a financial advisory firm, from July 2006 to June 2010. More recently, he served as Managing Director in the Liquid Strategies Group at SAFANAD Inc., an investment management firm, from June 2010 to February 2011. From March to July 2011, he was engaged in various personal projects. Mr. Dolfin has been a CFA charter holder since 2005 and has been a CFTC listed Principal of Steben & Company since July 2, 2012.

Carl Serger is Chief Financial Officer at Steben & Company. Mr. Serger earned a Bachelor’s degree in Business Administration from Old Dominion University in 1982. He acquired his CPA license in 1989, and a Technology Management Certification from the California Institute of Technology in 2007. Prior to joining Steben & Company, he served as Senior Vice President of Operations and Chief Financial Officer at Peracon, Inc., a financial technology company, from November 2007 to November 2009. Previously, Mr. Serger served as Senior Vice President and Chief Financial Officer at Ebix Inc., a financial technology company, and as Senior Vice President and Treasurer at Finetre Corporation, a financial technology company, from December 1999 to July 2007. He was a Certified Public Accountant from July 1989 to December 1999.

The SAI provides additional information about the Investment Committee members’ compensation, other accounts they manage and their ownership of Shares in the Fund. A discussion of the factors considered by the Trustees when last approving the Investment Advisory Agreement is contained in the shareholder report of the Fund covering the period ended September 30, 2017.

*           *           *

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE